CUSIP NO.  276534104                  13 D                   PAGE 13 OF 14 PAGES


                                                                    Exhibit 99.1

                             JOINT FILING AGREEMENT

            Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached
Schedule 13D is being filed on behalf of each of the undersigned with respect to the shares of the common stock, no par value per share of Eastern Insurance Holdings, Inc.

June 22, 2006           High Ridge Capital Partners II, L.P.


                              By:   /s/ Steven J. Tynan
                                    ----------------------------
                                    Steven J. Tynan
                                    Manager of General Partner

June 22, 2006           High Ridge GP II LLC


                              By:   /s/ Steven J. Tynan
                                    ----------------------------
                                    Steven J. Tynan
                                    Manager

June 22, 2006           Liberty Street Corp.


                              By:   /s/ Steven J. Tynan
                                    ----------------------------
                                    Steven J. Tynan
                                    President

June 22, 2006           Liberty Street Partners L.P.


                              By:   /s/ Steven J. Tynan
                                    ----------------------------
                                    Steven J. Tynan
                                    President of General Partner

June 22, 2006           Steven J. Tynan


                              /s/ Steven J. Tynan
                              ----------------------------------
                              Steven J. Tynan

June 22, 2006           James L. Zech


                              /s/ James L. Zech
                              ----------------------------------
                              James L. Zech

CUSIP NO.  276534104                  13 D                   PAGE 14 OF 14 PAGES


                                                                      Schedule I

                 MEMBERS OF HIGH RIDGE CAPITAL PARTNERS II, L.P.

                                                           PRINCIPAL OCCUPATION
                                                             OR EMPLOYMENT (IF
NAME                                 TITLES                DIFFERENT FROM TITLE)
----                                 ------                ---------------------
High Ridge GP II LLC             General Partner

                         MEMBERS OF HIGH RIDGE GP II LLC

                                                           PRINCIPAL OCCUPATION
                                                             OR EMPLOYMENT (IF
NAME                                 TITLES                DIFFERENT FROM TITLE)
----                                 ------                ---------------------
James L. Zech                        Manager

Steven J. Tynan                      Manager

                     MEMBERS OF LIBERTY STREET PARTNERS L.P.

                                                           PRINCIPAL OCCUPATION
                                                             OR EMPLOYMENT (IF
NAME                                 TITLES                DIFFERENT FROM TITLE)
----                                 ------                ---------------------
Liberty Street Corp.             General Partner

            DIRECTORS AND EXECUTIVE OFFICERS OF LIBERTY STREET CORP.

                                                           PRINCIPAL OCCUPATION
                                                             OR EMPLOYMENT (IF
NAME                                 TITLES                DIFFERENT FROM TITLE)
----                                 ------                ---------------------
Steven J. Tynan              President and Director

Lois Tynan                   Secretary and Director